                                                                   Exhibit 99.1

                              The Scotts Company

                             LETTER OF TRANSMITTAL
                            TO TENDER FOR EXCHANGE
              6.625% SERIES A SENIOR SUBORDINATED NOTES DUE 2013
                                IN EXCHANGE FOR
              6.625% SERIES B SENIOR SUBORDINATED NOTES DUE 2013
                          PURSUANT TO THE PROSPECTUS
                              DATED       , 2004

The exchange offer will expire at 5:00 p.m., New York City time, on         ,
2004, unless extended (such time and date, as the same may be extended from time to time, the "Expiration Date"). Tenders may be withdrawn at any time prior the Expiration Date.

                 The Exchange Agent for the Exchange Offer is:

                        U.S. Bank National Association

        By Registered or Certified Mail or Hand or Overnight Delivery:

                        U.S. Bank National Association
                  U.S. Bank West Side Flats Operations Center
                              60 Livingston Ave.
                              St. Paul, MN 55107
                        Attention: Specialized Finance

     Facsimile Transmissions (Eligible Institutions Only): (651) 495-8158

                          Information: (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

   The undersigned acknowledges receipt of the Prospectus dated        , 2004
(the "Prospectus"), of The Scotts Company, an Ohio corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 6.625% Series B Senior Subordinated Notes due 2013 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 6.625% Series A Senior Subordinated Notes due 2013 (the "Original Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

   The undersigned hereby tenders the Original Notes described in the box entitled "Description of Original Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Original Notes (the "Holder") and the undersigned represents that it has received from each beneficial owner of Original Notes (the "Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

   This Letter of Transmittal is to be used by a Holder (i) if certificates representing Original Notes are to be forwarded herewith and (ii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

   Any Beneficial Owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such Beneficial Owner's name or obtain a properly completed bond power from the Holder. The transfer of record ownership may take considerable time.

   In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Description of Original Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions,
(iii) sign the Letter of Transmittal by completing the box entitled "Sign Here To Tender Your Notes" and (iv) complete the Substitute Form W-9. Each Holder should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

   Holders of Original Notes who desire to tender their Original Notes for exchange and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Original Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

   Holders of Original Notes who wish to tender their Original Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Original Notes," and sign the box below entitled "Sign Here To Tender Your Notes." If only those columns are completed, such Holder will have tendered for exchange all Original Notes listed in column (3) below. If the Holder wishes to tender for exchange less than all of such Original Notes, column (4) must be completed in full. In such case, such Holder should refer to Instruction 5.

   The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Original Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer.

   The undersigned hereby tenders for exchange the Original Notes described in the box entitled "Description of Original Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

----------------------------------------------------------------------------------------------------
                               DESCRIPTION OF ORIGINAL NOTES TENDERED
----------------------------------------------------------------------------------------------------
      Name(s) and Address(es) of Registered Owner(s)       Certificate   Aggregate      Principal
(Please fill in, if blank, exactly as Name(s) appear(s) on Number(s)*    Principal      Amount of
                    Original Note(s))                                      Amount     Original Notes
                                                                       Represented by  Tendered **
                                                                        Outstanding
                                                                       Original Notes
----------------------------------------------------------------------------------------------------
(If you need more space, attach a list and sign the list)
                                                           -----------------------------------------
                                                           -----------------------------------------
                                                           -----------------------------------------
                                                           -----------------------------------------
                                                           -----------------------------------------
                                                                                       Total Amount
                                                                                       Tendered:
----------------------------------------------------------------------------------------------------

--------
*  Need not be completed by book-entry holders.
** All Original Notes held shall be deemed tendered unless a lesser number is specified in this column.

[_]CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

   Name(s) of Registered Holder(s) _____________________________________________

   Window Ticket Number (if any) _______________________________________________

   Date of Execution of Notice of Guaranteed Delivery __________________________

   Name of Institution which Guaranteed Delivery _______________________________

   If Guaranteed Delivery is to be made by Book-Entry Transfer:

      Name of Tendering Institution_____________________________________________

      DTC Book-Entry Account Number_____________________________________________

      Transaction Code Number___________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:________________________________________________________________________

   Address:_____________________________________________________________________

   Only Holders are entitled to tender their Original Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Original Notes and who wishes to make book-entry delivery of Original Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Original Notes for exchange. Persons who are Beneficial Owners of Original Notes but are not Holders and who seek to tender Original Notes should (i) contact the Holder and instruct such Holder to tender on his or her behalf,
(ii) obtain and include with this Letter of Transmittal, Original Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-5 under the Exchange Act, including a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an "Eligible Institution"), or (iii) effect a record transfer of such Original Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Original Notes prior to the Expiration Date. See the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering."

                      SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
                         SPECIAL ISSUANCE INSTRUCTIONS
                       (See Instructions 1, 6, 7 and 8)

   To be completed ONLY (i) if Exchange Notes issued in exchange for the Original Notes, certificates for Original Notes in a principal amount not exchanged for Exchange Notes or Original Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned or
(ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:

Name(s):________________________________________________________________________
                            (Please Type or Print)

Address:________________________________________________________________________

       _________________________________________________________________________
                              (Include Zip Code)

________________________________________________________________________________
               Taxpayer Identification or Social Security Number
                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 6, 7 and 8)

   To be completed ONLY if the Exchange Notes issued in exchange for Original Notes, certificates for Original Notes in a principal amount not exchanged for Exchange Notes or Original Notes (if any) not tendered for exchange are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:

Name(s):________________________________________________________________________
                            (Please Type or Print)

Address:________________________________________________________________________

       _________________________________________________________________________
                              (Include Zip Code)

________________________________________________________________________________
               Taxpayer Identification or Social Security Number

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Original Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Original Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Original Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such Holder with respect to such Original Notes, with full power of substitution to (i) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Original Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes; and that when such Original Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement.

   By tendering, the undersigned hereby further represents to the Company that
(i) the Exchange Notes to be acquired by the undersigned in exchange for the Original Notes tendered hereby and any Beneficial Owner(s) of such Original Notes in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses, (ii) the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of Section 10 of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Commission (the "Commission") set forth in certain no-action letters, (iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Original Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any Beneficial Owner is an "affiliate," as defined under Rule 405 under the Securities Act, of the Company.

   If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to the Original Notes acquired other than as a result of market-making activities or other trading activities.

   For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Original Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Original Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Original Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

   The undersigned acknowledges that the Company's acceptance of Original Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

   Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Original Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Original Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the Holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Original Note(s).

   IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE, HOLDERS MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

   Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Original Notes is irrevocable.

               HOLDER(S) SIGN HERE TO TENDER YOUR ORIGINAL NOTES
      (Please Complete Substitute Form W-9 in This Letter of Transmittal)

  (right arrow)_________________________________________________________________

  (right arrow)_________________________________________________________________
                          (Signature(s) of Holder(s))

  Dated: ____________, 2004

  (Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by Scotts for the Original Notes to comply with any restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please provide the following information. See Instruction 6.)

  Name(s):______________________________________________________________________
  ______________________________________________________________________________
                            (Please Type or Print)

  Capacity (full title):________________________________________________________
  Address:______________________________________________________________________
  ______________________________________________________________________________
                              (Include Zip Code)

  Principal place of business (if different from address listed above:__________
  ______________________________________________________________________________
  Daytime Area Code and Telephone No.:__________________________________________
  Taxpayer Identification or Social Security No.:_______________________________
                   (See Substitute Form W-9 Included Herein)

                           GUARANTEE OF SIGNATURE(S)
        (Signature(s) Must Be Guaranteed If Required by Instruction 1)

  Authorized Signature:_________________________________________________________

  Name:_________________________________________________________________________
                            (Please Type or Print)

  Title:________________________________________________________________________
  Name of Firm:_________________________________________________________________
  Address:______________________________________________________________________
         _______________________________________________________________________
                              (Include Zip Code)

  Area Code and Telephone No.:__________________________________________________
  Dated: ______________, 2004

                                 INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an Eligible Institution that is a member of one of the following recognized Signature Guarantee Programs:

      (a) The Securities Transfer Agents Medallion Program (STAMP);

      (b) The New York Stock Exchange Medallion Signature Program (MSP); or

      (c) The Stock Exchange Medallion Program (SEMP).

   Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Original Notes tendered herewith and such Holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Original Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.

   2. Delivery of this Letter of Transmittal and Original Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by Holders if certificates representing Original Notes are to be forwarded herewith. All physically delivered Original Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

   The method of delivery of Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

   Holders of Original Notes who elect to tender Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver the Original Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior the Expiration Date must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

      (a) such tender is made through an Eligible Institution;

      (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the Holder, the certificate number(s) of such Original Notes and the principal amount of Original Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Original Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and

      (c) a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Original Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

   No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Original Notes for exchange.

   3. Inadequate Space. If the space provided in the box entitled "Description of Original Notes" above is inadequate, the certificate numbers and principal amounts of Original Notes being tendered should be listed on a separate signed schedule affixed hereto.

   4. Withdrawals. A tender of Original Notes may be withdrawn at any time prior to the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Original Notes must (i) specify the name of the person who tendered the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including the certificate number(s) and the aggregate principal amount of Original Notes to be withdrawn), and (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to the Expiration Date.

   5. Partial Tenders. Tenders of Original Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Original Notes, fill in the principal amount of Original Notes which are tendered for exchange in column (4) of the box entitled "Description of Original Notes," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Original Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

   6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

      (a) The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Original Notes without alternation, enlargement or any change whatsoever.

      (b) If tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      (c) If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

      (d) When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Original Notes or bond powers are required. If, however, Original Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder, then the Original Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Original Notes. Signatures on such Original Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

      (e) If this Letter of Transmittal or Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

      (f) If this Letter of Transmittal is signed by a person other than the Holder listed, the Original Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such Holder exactly as the name(s) of the Holder appear(s) on the certificates. Signatures on such Original Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

   7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued, or if any Original Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not accepted be credited to such account maintained at DTC as such Holder may designate.

   9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

   10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions" in the Prospectus in the case of any Original Notes tendered (except as otherwise provided in the Prospectus).

   11. Mutilated, Lost, Stolen or Destroyed Original Notes. Any tendering Holder whose Original Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

   12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR THE EXPIRATION DATE.

                             IMPORTANT INFORMATION

   Under current federal income tax law, a Holder whose tendered Original Notes are accepted for exchange may be subject to backup withholding unless the Holder provides the Company (as payor), through the Exchange Agent, with either
(i) such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to certain penalties imposed by the Internal Revenue Service.

   Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

   If backup withholding applies, the Company is required to withhold a portion of any payment made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Original Notes. If the Original Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.


                             PAYER'S NAME:[insert payer's name]
----------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                         Part 1--PLEASE PROVIDE YOUR NAME AND TIN IN THE
                                   BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING                  _________________________
FORM W-9                           BELOW.                                                                  Name

Department of the Treasury                                                                         _________________________
Internal Revenue Service                                                                          Social Security Number

                                                                                                            OR
                                   -----------------------------------------------------------

Payer's Request for                Part 2                                                          _________________________
Taxpayer                           Certification--Under penalty of perjury, I                 Employer Identification Number
Identification                     certify that:
Number (TIN)                       (1)The number shown on this form is my correct             ______________________________
                                      Taxpayer Identification Number (or I am                  Part 3--
                                      waiting for a number to be issued to me), and
                                   (2)I am not subject to backup withholding because                 [_] Awaiting TIN
                                      (a) I am exempt from backup withholding, or
                                      (b) I have not been notified by the Internal
                                      Revenue Service (the "IRS") that I am subject
                                      to backup withholding as a result of a failure
                                      to report all interest or dividends, or (c)
                                      the IRS has notified me that I am no longer
                                      subject to backup withholding, and
                                   (3)I am a U.S. person (including a U.S. resident
                                      alien).
                                   -----------------------------------------------------------------------------------------

                                   CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                   -----------------------------------------------------------------------------------------

                                   The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                       (R)         SIGNATURE_________________________________________________________________  DATE __

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
 OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                  SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                           THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable payments made to me will be withheld.

  Signature ____________________________ Date ____________________________, 20__